SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

4Front Ventures Corp.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

5060 N. 40TH STREET, SUITE 120

PHOENIX, ARIZONA 85018

(602) 633-3067

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 7, 2021

To the Shareholders of 4Front Ventures Corp.:

NOTICE IS HEREBY GIVEN that the 2021 Annual General Meeting of holders (the “Shareholders”) of subordinate voting shares and multiple voting shares (the “Meeting”) of 4Front Ventures Corp. (the “Company”) will be held on December 7, 2021 at 8:00 a.m. (Mountain Standard Time)/10:00 a.m. (Eastern Standard Time), at the offices of the Company at 5060 N. 40th Street, Suite 120, Phoenix, Arizona 85018. The Meeting will be held for the following purposes:

(1)	to receive the financial statements of the Company for the year ended December 31, 2020 together with the report of the Company’s auditor thereon;

(2)	to set the number of directors of the Company at six (6) (Proposal One);

(3)	to elect six (6) directors to serve until the next Annual Meeting or until their respective successors are duly elected or qualified (Proposal Two);

(4)	to appoint Davidson & Company LLP as auditor of the Company for the fiscal year ending December 31, 2021 and to authorize the directors to fix their remuneration (Proposal Three); and

(5)	to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

In accordance with applicable securities laws that allow us to furnish our proxy materials over the Internet, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the proxy materials. The proxy materials are available via the internet at www.4frontventures.com, www.alliancetrust.ca/shareholders/ or on the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com.

You will find more information on the matters for voting in the Proxy Statement on the following pages. If you are a shareholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet.

Your vote is important! We strongly encourage you to exercise your right to vote as a shareholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet. You may revoke your proxy at any time before it is exercised.

You will find instructions on how to vote beginning on page 6. Most shareholders vote by proxy and do not attend the Meeting in person. However, as long as you were a shareholder at the close of business on October 22, 2021, you have the right to vote on the proposals being presented at the Meeting, such that you are invited to attend the Meeting, or to send a representative.

Due to the ongoing concerns related to the spread of the novel coronavirus (COVID-19) and in order to protect the health and safety of shareholders, employees, other stakeholders and the community, the board of directors and management of the Company recommend that shareholders vote by proxy and use the conference number provided below to participate in a voice-only conference call:

• Dial-in Toll free:     (833) 900-1547

• Conference ID:        2172196

Voting via the conference call number above will not be possible.

If you are a registered Shareholder, you are requested to either: (i) date and sign the form of proxy and return it to the Company’s registrar and transfer agent, Alliance Trust Company, 1010, 407 – 2nd Street S.W., Calgary, Alberta, T2P 2Y3; or (ii) complete the form of proxy online at www.alliancetrust.ca/shareholders/ at any time prior to the close of business on the second to last business day preceding the day of the Meeting, or December 31, 2021. In order to be valid, proxies must be received by Alliance Trust Company not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. If you are not a registered Shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions and within the timeframe provided to you by your broker or by the other intermediary.

The persons named in the form of proxy you receive are directors and/or officers of the Company. Each shareholder has the right to appoint a proxyholder other than such persons, who need not be a shareholder, to act for such shareholder and on such shareholder’s behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

By Order of the Board of Directors

/s/ Kathi Lentzsch

Kathi Lentzsch

Chair of the Board

Phoenix, Arizona

October 29, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on December 7, 2021: This proxy statement is available on the Internet at www.4frontventures.com or www.sedar.com. On these websites, you will be able to access this proxy statement and our 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and all amendments or supplements to the foregoing material that are required to be furnished to shareholders.

5060 N. 40TH STREET, SUITE 120

PHOENIX, ARIZONA 85018

PROXY STATEMENT

for

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 7, 2021

DATED OCTOBER 29, 2021

The enclosed proxy (the “Proxy Statement”) is being solicited on behalf of the board of directors (the “Board” or “Board of Directors”) of 4Front Ventures Corp. (the “Company”) for use at the Annual General Meeting of Shareholders (the “Annual General Meeting” or the “Meeting”) to be held on December 7, 2021 at 8:00 a.m. (Mountain Standard Time)/10:00 a.m. (Eastern Standard Time) at our offices at 5060 N. 40th Street, Suite 120, Phoenix, Arizona 85018, or at such other time and place to which the Meeting may be adjourned or postponed. Proxies, together with copies of the Notice, are being mailed to shareholders of record entitled to vote at the Meeting on or about October 29, 2021.

Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the Meeting and to vote in person at the Meeting. Any shareholder executing a proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by those named in the proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with the Board’s best judgment on all other matters that may properly come before the Meeting. The enclosed form of proxy card provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy.

Note that if you hold multiple classes of shares or hold some shares as a registered holder and others as a beneficial holder you will receive multiple mailing packages, each containing a form of proxy or voting instruction form, as applicable. You are requested to return or otherwise vote all forms of proxy and voting instruction forms received to ensure the votes attached all of the shares you hold are counted.

Due to the ongoing concerns related to the spread of the novel coronavirus (COVID-19) and in order to protect the health and safety of shareholders, employees, other stakeholders and the community, the Board of Directors and management of the Company recommend that shareholders vote by proxy and use the conference number provided below to participate in a voice-only conference call:

• Dial-in Toll free:     (833) 900-1547

• Conference ID:        2172196

Voting via the conference call number above will not be possible.

ADVICE TO BENEFICIAL HOLDERS OF SHARES

The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold Shares in their own name. Shareholders who do not hold their Shares in their own name (referred to in this document as “Beneficial Shareholders”) should note that only proxies deposited by Shareholders whose names appear on the records of the Company as the registered Shareholders can be recognized and acted upon at the Meeting. If Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Shares will not be registered in the Shareholder’s name on the records of 4Front. Such Shares will more likely be registered under the names of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). Shares held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting Shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered Shareholders; however, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Beneficial Shareholder is requested to complete and return the voting instruction form to them by mail or facsimile. Alternatively, the Beneficial Shareholder can call a toll-free telephone number or visit www.proxyvote.com to vote the Shares held by the Beneficial Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a voting instruction form cannot use that voting instruction form to vote Shares directly at the Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of his or her broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for a registered Shareholder and vote the Shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their Shares as proxyholder for a registered Shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

The Company intends to send proxy related materials indirectly through intermediaries and brokers to non-objecting beneficial owners under National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer. The Company will not pay for the costs of delivery of proxy related materials to objecting beneficial owners. The Company is using notice-and access procedures for distributing proxy related materials to Shareholders.

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of business on October 22, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the Meeting. The authorized capital of the Company consists of an unlimited number of Class A Subordinate Voting Shares (“SVS”) and an unlimited number of Class C Multiple Voting Shares (“MVS” and collectively with the SVS, the “Shares”).

On the Record Date, the Company had 592,660,906 SVS outstanding, held of record by 247 holders and 1,276,208 MVS outstanding, held of record by 5 holders. As of that date, the SVS represented approximately 37% of the voting rights attached to the outstanding securities of the Company and the MVS represented approximately 63% of the voting rights attached to the outstanding securities of the Company.

The SVS are considered “restricted securities” (as such term is defined in National Instrument 51-102—Continuous Disclosure Obligations) and “restricted shares” (as such term is defined in Ontario Securities Commission Rule 56-501—Restricted Shares), as the Company’s MVS carry a greater number of votes per security than the SVS. The Company, Alliance Trust Company (as trustee for the benefit of the holders of SVS (the “Holders”) and all of the holders of the MVS are party to a coattail agreement dated July 31, 2019 (the “Coattail Agreement”) in order to ensure that the Holders will not be deprived of any rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid for the MVS (as if such sale was a take-over bid for the purposes of the Securities Act (Ontario)) as if the MVS had been SVS. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for a summary of the rights, privileges, restrictions and conditions attached to the SVS and MVS.

Pursuant to the Coattail Agreement, subject to certain exceptions for permitted sales, and subject to the articles of the Company, the MVS holders cannot sell, directly or indirectly, any MVS pursuant to a take-over bid (as defined in applicable Canadian securities laws) under circumstances in which such securities laws would have required the same offer to be made to all or substantially all of the SVS Holders if the sale by the MVS Holders had been a sale of the SVS rather than such MVS, but otherwise on the same terms. In respect of the exceptions referenced above, the foregoing restriction will not apply to (i) a sale by any MVS Holder of the MVS if a concurrent offer is made to purchase SVS that offers the same or better economics, take-up rules and conditions (and is otherwise identical); and (ii) a transfer of MVS that triggers a “purchase obligation” as contemplated by the articles of the Company. The Coattail Agreement is available under the Company’s SEDAR profile at www.sedar.com.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the date hereof, to the knowledge of the directors and executive officers of the Company, the only persons who beneficially own, or control or direct, directly or indirectly, Shares carrying 10% or more of the voting rights attached to all outstanding Shares of each class are set out below:

The percentage of Shares beneficially owned is computed on the basis of 592,660,906 SVS and 1,276,208 MVS outstanding as of the Record Date.

Name	SVS	Percentage SVS	MVS	Percentage MVS
Joshua Rosen	23,666,200	4.0%	309,418	24.2%
Karl Chowscano	25,131,280	4.2%	333,439	26.1%
Andrew Thut	12,062,960	2.0%	154,956	12.1%
Trevor Pratte	25,880,360	4.4%	340,207	26.7%
Kris Krane	10,415,280	1.8%	138,188	10.8%

QUORUM AND VOTING

Under the articles of the Company, a quorum of shareholders is present if the holders of not less than 5% of the shares entitled to vote at the meeting are present in person or represented by proxy, and at least two (2) persons entitled to vote at the meeting are present at the meeting. Holders of SVS are entitled to one (1) vote for each SVS held on each matter to be voted on at the Meeting including the election of directors and holders of MVS are entitled to 800 votes for each MVS held on each matter to be voted on at the Meeting including the election of directors of the Company. All votes will be tabulated by the scrutineer appointed for the Meeting.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the shareholders of record to approve each of the proposals to be voted on set forth in this Proxy Statement.

•

Proposal One. The affirmative vote of a majority of the votes cast by the holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy, is required to set the number of directors of the Company at (6).

•

Proposal Two. The affirmative vote of a majority of the votes cast by the holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy, is required to elect each of the six (6) nominees

•

Proposal Three. The affirmative vote of a majority of the votes cast by holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy, is required for the appointment of Davidson & Company LLP (“Davidson”) as our auditor and to authorize the Board to fix the remuneration thereof.

The affirmative vote of a majority of the votes cast by the holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy, is required to transact such other ordinary business as may properly come before the Meeting or any adjournments or postponement thereof.

The Board recommends a vote “FOR” each of proposals set forth in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Below are instructions on how to vote, as well as information on your rights as a shareholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It’s important to follow the instructions that apply to your situation.

Why am I receiving these materials?

The Company has made these materials available to you on the Internet in connection with the Company’s solicitation of proxies for use at the Meeting, and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to shareholders on or about October 29, 2021. This Proxy Statement gives you information on how to vote your proxy, and the proposals to be presented at the Meeting so that you can make an informed decision.

In this Proxy Statement, we refer to 4Front Ventures Corp. as the “Company,” “we,” “us” or “our.” All references to dollars or $ are to United States dollars. All references to CAD$ or C$ are to Canadian dollars.

What is included in these materials?

These materials (the “Proxy Materials”) include:

•	Notice of Meeting;

•	this Proxy Statement for the Meeting; and

•

the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) and on the System for Electronic Document Analysis and Retrieval (“SEDAR”) on April 7, 2021 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Meeting.

How can I get access to the Proxy Materials?

We are pleased to take advantage of applicable securities rules that allow us to furnish our Proxy Materials over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet.

The Notice also contains instructions on how to request a paper copy of the Proxy Materials. Any Shareholder who wishes to receive a paper copy of the Proxy Material must contact the Company’s registrar and transfer agent, Alliance Trust Company, at #1010, 407 – 2nd Street SW, Calgary, Alberta, T2P 2Y3 or by phone at (403) 237-6111 or by email by emailing inquiries@alliancetrust.ca. In order to ensure that a paper copy of the Proxy Material can be delivered to a requesting Shareholder in time for such Shareholder to review the Proxy Material and return a form of proxy or voting instruction form prior to the proxy deadline, it is strongly suggested that a Shareholder ensure their request is received no later than ten (10) business days in advance of the return time set out in the voting instruction form and/or form of proxy, as applicable.

All shareholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our shareholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This Proxy Statement and the Annual Report are available at www.4frontventures.com and www.sedar.com.

How do I participate in the Meeting?

This year’s Annual General Meeting will be held at our offices at 5060 N. 40th Street, Suite 120, Phoenix, Arizona 85018. You are entitled to participate in the Meeting if you were a shareholder as of the close of business on the Record Date, or hold a valid proxy for the meeting.

What items of business will be voted on at the Meeting?

The items of business scheduled to be voted on at the Meeting are:

(1)	to set the number of directors of the Company at six (6) (Proposal One);

(2)	to elect six (6) directors to serve until the next Annual General Meeting or until their respective successors are duly elected or qualified (Proposal Two)

(3)	to appoint Davidson as our auditor for the fiscal year ending December 31, 2021 and to authorize the directors to fix their remuneration (Proposal Three); and

(4)	to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.

How does the Board recommend that I vote?

The Board recommends a vote “FOR” each of the proposals (including each director nominee) set forth in this Proxy Statement.

Who can vote at the Meeting?

Shareholders who owned Shares on the Record Date may attend and vote at the Meeting.

How many votes am I entitled to per share?

Each SVS entitles the holder thereof to one (1) vote on each proposal (and each director nominee) at the Meeting. Each MVS entitles the holder thereof to 800 votes on each proposal (and each director nominee) at the Meeting.

There were 592,660,906 SVS and 1,276,208 MVS outstanding on the Record Date. There are no cumulative voting rights. Information about the holdings of Shares by our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.

What is the difference between a shareholder of record and a beneficial owner of Shares held in street name?

If your Shares are registered directly in your name through Alliance Trust Company, the Company’s transfer agent, you are considered a “shareholder of record.” If your Shares are held in a brokerage account or bank, you are considered a “street name” holder.

How do I vote if Shares are registered in my name (as a shareholder of record)?

By Mail: Sign, date and return the enclosed proxy card in the postage paid envelope provided.

By Telephone or Internet: Call the toll-free number listed on your proxy card, log on to the website listed on your proxy card or scan the QR code on your proxy card and follow the simple instructions provided.

By Attending the 2021 Annual General Meeting: Withdraw your earlier proxy and vote at the Annual General Meeting in person.

The “Telephone or Internet” voting procedures are designed to allow you to vote your Shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Shareholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a shareholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

How do I vote if my Shares are held in “street name?”

You should give instructions to your broker on how to vote your Shares.

If you do not provide voting instructions to your broker, your broker may have discretion to vote those Shares on matters that are routine. However, a broker may not be able to vote Shares on non-routine matters without your instructions. Accordingly, your broker may not have the discretion to vote Shares as to which you have not provided voting instructions with respect to any of these matters or may seek them from you.

What is the proxy card?

The proxy card enables you to appoint Kathi Lentszch, our Chair of the Board, and Joseph Feltham, our Chief Operating Officer as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your Shares at the Meeting in accordance with your instructions on the proxy card. This way your Shares will be voted whether or not you attend the Annual General Meeting. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your Shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

Can I revoke my proxy or change my vote after I have voted?

If your Shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

•	by delivering a written notice of revocation to the Secretary of the Company;

•	by executing and delivering another proxy that bears a later date;

•	by voting by telephone at a later time;

•	by voting over the Internet at a later time; or

•	by voting in person at the Meeting.

If your Shares are held in street name, you must contact your broker to revoke your proxy.

How are votes counted?

In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the Meeting. To hold a meeting of shareholders, a quorum of the SVS and MVS is required to be represented either in person or by proxy at the Meeting.

A simple majority of affirmative votes cast in person or by proxy at the Meeting is required to pass the resolution(s) contemplated by Proposals One and Three.

What are my options when voting on Proposal One?

When voting on Proposal One, you have two options:

•	Vote FOR; or

•	Vote AGAINST,

Proposal One requires the affirmative vote of a majority of the votes cast by the holders of the SVS and MVS voting together as a class entitled to vote at the Meeting and present in person or by proxy. If you indicate on your proxy card that you wish to vote “AGAINST” Proposal One, your SVS and/or MVS will be recorded as voting against the Proposal.

What are my options when voting for directors (Proposal Two)?

When voting to elect directors, you have two options:

•	Vote FOR a nominee

•	WITHHOLD from voting on a nominee

It is the intention of the management designees, if named as proxy, to vote “FOR” the election of each of the persons named in Proposal Two to the Board unless otherwise directed. Shareholders can vote “FOR” all of the proposed directors set forth herein, vote for some of them and “WITHHOLD” for others, or “WITHHOLD” for all of them. Management does not contemplate that any of the nominees will be unable to serve as a director. However, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, the management designees, if named as proxy, reserve the right to vote for any other nominee in their sole discretion unless you have specified in your proxy that your Shares are to be withheld from voting on the election of that particular director.

What are my options when voting on Proposal Three?

When voting on Proposal Three, you have two options:

•	Vote FOR the proposal

•	WITHHOLD from voting on the proposal

Proposal 3 requires the affirmative vote of a majority of the votes cast by the holders of the SVS and MVS voting together as a class entitled to vote at the Meeting and present in person or by proxy. If you indicate on your proxy card that you wish to “WITHHOLD” your vote on Proposal 3, your withheld votes are not counted in determining the number of SVS and/or MVS voted “FOR” any proposal but will be counted as present and entitled to vote on the proposal.

How will my Shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, your Shares will be voted “FOR” each of proposals set forth in this Proxy Statement.

How are proxies solicited and what is the cost?

The Company may actively solicit proxy participation. The Company encourages banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to shareholders, and reimburses them for their expenses. However, the Company does not reimburse its own employees for soliciting proxies.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting. The final voting results will be tallied by the scrutineer and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting. A copy of the report will also be available on SEDAR.

Do I have any appraisal rights?

Neither the Business Corporations Act (British Columbia) nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the proposals at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Are there any other matters to be handled at the Meeting?

We are not currently aware of any business to be acted upon at the Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting or at any adjournment(s) or postponement(s) of the Meeting. If other matters do properly come before the Meeting, or at any adjournment(s) or postponement(s) of the Meeting, SVS and MVS, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment to the extent permitted by applicable law.

Who can help answer my questions?

You can contact our Interim Chief Financial Officer and Chief Investment Officer, Andrew Thut at (480) 525-7904 or by sending a letter to Andrew Thut at the Company’s headquarters at 4Front Ventures Corp., 5060 N. 40th Street, Suite 120, Phoenix, Arizona 85018, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

FINANCIAL STATEMENTS

The financial statements of the Company for the financial year ended December 31, 2020 and accompanying auditor’s report will be placed before the Meeting.

PROPOSAL ONE

SETTING THE NUMBER OF DIRECTORS

At the Meeting, shareholders will be asked to consider and, if thought advisable, approve a resolution setting the number of directors for the present time at six (6). It is the intention of the persons named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” setting the number of directors to be elected at the Meeting at six (6).

PROPOSAL TWO

ELECTION OF DIRECTORS

The Board for the ensuing year will consist of six (6) directors who are each to be elected at the Meeting for a term of office expiring at the next Annual General Meeting of Shareholders or until their respective successors have been elected. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated their willingness to serve as a member of the Board, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate.

The following six (6) nominees has been nominated by the Board. Voting for the election of directors will be conducted on an individual, and not slate, basis.

Name of Nominee	Director Since	Principal Occupation, Business or Employment(3)	Shares Beneficially Owned, or Controlled or Directed, Directly of Indirectly(4)		Options Beneficially Owned, or Controlled or Directed, Directly or Indirectly (underlying class of SVS)
David Daily(1)(2) Age: 41 Texas, USA	2019	Gravitron, LLC Chief Executive Officer	22,000		800,000
Chetan Gulati(1) Age: 44 Florida, USA	2020	Navy Capital Partner and Head of Research (March 2019 to Present) Smith Cove Capital Partner (2016 through March 2019)	21,460,445	(6)	800,000	(6)
Kathi Lentzsch(2) Age: 65 Washington, USA	2019	Bartell Drugs – Chief Executive Officer and President (January 2018 to December 2020)	0		850,000
Eric Rey(1)(2) Age: 65 California, USA	2019	Independent Business Consultant Director of Micropep Technologies and Texas Crop Science LLC	20,000		800,000
Roman Tkachenko(2) Age: 38 Washington, USA	2020	Direct Source Seafood, LLC—Chief Executive Officer	14,191,130		1,400,000
Leonid Gontmakher(5) Age: 35 Puerto Rico, USA	2019	4Front Ventures Corp., Chief Executive Officer	30,313,057		5,500,000

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee
(3)

The information as to principal occupation, business or employment and Shares beneficially owned, controlled or directed by a nominee is not within the knowledge of the management of the Company and has been furnished by the nominee.

(4)	Does not include Shares issuable upon the exercise of stock options.
(5)

This director is not independent. “Independent” refers to the standards of independence established under Canadian Securities Administrators’ National Instrument 58-101 – Disclosure of Corporate Governance Practices and the listing standards of The Nasdaq Stock Market, LLC (“Nasdaq”)which the Company has opted to adhere to. See the section entitled “Corporate Governance” for a description of the reasons why the Company considers a director to be not independent.

(6)

In combination, held indirectly via CGRS Investments, LLC’s investment in Navy Capital Green Co-Invest Fund, LLC and held by Navy Capital Green Co-Invest Fund, LLC. Mr. Gulati may be considered to have control or direction over these shares held by Navy Capital Green Co-Invest Fund, LLC , as he is the head of research and a member of the investment committee at Navy Capital Green Fund, LP, which is manages the fund.

David Daily has served as a member of the Board since July 2019. Mr. Daily is the CEO of Gravitron, LLC which he founded in May 2004. Commonly known as Grav.com or GRAV®, its original invention was the first all-glass gravity bong, the Gravitron, which was an instant success and has become a cult classic. Since the Gravitron, Mr. Daily has designed or led the GRAV® design team to bring over 500 unique top-line products to the cannabis market. Mr. Daily is an investor, board member, mentor, and advisor to over a dozen start-up stage brands in cannabis and consumer packaged goods. He holds a B.A. in Economics from The University of Texas at Austin. We believe that Mr. Daily’s strong management and entrepreneurial background in the cannabis industry qualifies him to serve on the Board of Directors.

Leonid Gontmakher has served as our Chief Executive Officer since March 2020, and has been a member of our Board since August 2019. From 2014 to 2018, Mr. Gontmakher co-founded and then operated Northwest Cannabis Solutions, which under his leadership grew to be one of the largest and most successful producers of cannabis products in Washington state. From March 2018 to July 2019, he also served as Chief Operating Officer at Cannex Capital Holdings Inc., which combined with the Company in July 2019. Mr. Gontmakher has significant experience in cannabis facility design, construction management, equipment sourcing, operations, branding, sales and marketing strategy, and software solutions. Before entering the cannabis industry, from 2008 to 2013 he served on the senior management team at North America’s largest processor and distributor of specialized seafood products. Mr. Gontmakher hold a Bachelor of Science degree from Arizona State University. We believe Mr. Gontmakher’s diverse experience in production, marketing and distribution of products in multiple industries, including cannabis, qualifies him to serve on the Board of Directors.

Chetan Gulati has served as a member of the Board since December 2020. He has been a partner and head of research at Navy Capital, a New York-based asset manager focused on the rapidly growing global cannabis sector from 2019 to the present. Mr. Gulati began his career practicing law at Wachtell, Lipton, Rosen and Katz where he focused on corporate restructurings and finance. He then joined Perry Capital in 2007, and was ultimately appointed to run Perry’s London operations from 2010-2016. From 2017-2018 Mr. Gulati was a Partner at Smith Cove Capital. He holds a Bachelor of Arts from the University of Rochester and a Juris Doctor from Yale Law School. We believe that Mr. Gulati’s knowledge of corporate finance and asset management, particularly with a recent emphasis on the cannabis sector, qualifies him to serve on the Board of Directors.

Kathi Lentzsch has served as a member of the Board since September 2019. She was appointed Chair of the Board on May 24, 2021. Ms. Lentzsch has more than three decades of experience in retail and wholesale operations and management with public and privately held companies. Until December 2020, Ms. Lentzsch was the CEO, President and a Board member of Bartell Drugs, one of the oldest and largest family-owned pharmacy chains in the country. She left this role after successfully leading the sale of the company to Rite Aid, the third largest pharmacy chain in the country. She previously served as Interim CEO of Gump’s Holdings, LLC, a 150-year old retailer of luxury gifts, President of Enesco Gift, one of the oldest giftware companies in the nation, and held senior executive roles at Pottery Barn (a division of Williams Sonoma), Cost Plus World Market and Pier 1 Imports. It was during her time as CEO of Elephant Pharmacy, a unique retail start-up that offered natural and organic products, alternative remedies and services, with a traditional pharmacy, that Ms. Lentzsch became interested in medical cannabis. She serves as advisor to the Center for Leadership and Strategic Thinking at the Foster School of Business at the University of Washington and holds a B.B.A. degree from the College of William and Mary in Virginia. We believe Ms. Lentzsch’s broad management and operational experience with both private and public companies qualifies her to serve on, and chair, the Board of Directors.

Eric Rey has served as a member of the Board since July 2019. From 2018 to 2019, Mr. Rey served as a director of Arcadia Biosciences, Inc. (Nasdaq:RKDA), where he previously served as co-Founder, President and CEO from 2002 until retiring in March 2016. Mr. Rey has managed agricultural research, product development and commercial programs for more than 35 years. Prior to Arcadia he was a partner at the Rockridge Group, a consulting firm focused on agricultural biotechnology, and was previously with Calgene, Inc. for 16 years serving in various positions including Vice President of Operations for Calgene Oils, a Division of the Monsanto Company. Mr. Rey is a director Texas Crop Science LLC and Micropep Technologies. He holds a Bachelor of Science degree from the University of California at Davis. We believe Mr. Rey’s lengthy experience as a public company executive and director in the agricultural sector qualifies him to serve on the Board of Directors.

Roman Tkachenko has served as a member of the Board since December 2020. From March 2010 to the present, Mr. Tkachenko has served as the Chief Executive Officer and co-founder of Direct Source Seafood LLC, an importer/wholesaler of specialized frozen seafood products. Direct Source Seafood is the largest importer of king and snow crab from Russia, as well as one of the largest importers of Argentine wild caught shrimp. Direct Source Seafood, LLC has annual revenues of $300 million. From November 2013 to September 2017, Mr. Tkachenko served as the Chief Executive Officer of Marine Treasures International, a company specializing in international sourcing of frozen seafood. Mr. Tkachenko holds a Bachelor of Science in Accounting from Central Washington University. We believe Mr. Tkachenko’s background as the head of an import and wholesale company qualifies him to serve on the Board of Directors.

Involvement in Certain Legal Proceedings

Except as disclosed below, to our knowledge, none of our current directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

been the subject of any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority;

•

been subject to any other penalties or sanctions imposed by a court or regulatory body, including a self-regulatory body that would be likely to be considered important to a reasonable securityholder making a decision;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On February 2, 2009, while Kathi Lentzsch was serving as a director and CEO of Elephant Pharmacy, LLC, the company filed for bankruptcy protection under Chapter 7 of the United States Bankruptcy Code in the U.S. Bankruptcy Court, Northern District of California, Oakland Division, Bankruptcy Petition No. 09-41204. The case was closed on November 14, 2014. Ms. Lentzsch had no personal involvement in the case.

Additionally, Ms. Lentzsch via her business consulting firm, In One Ear, LLC, held the position of Interim CEO of Gump’s Holdings, LLC (“Gump’s”) from October 2016 through December, 2017. On August 3, 2018, following termination of the consulting agreement between In One Ear, LLC and Gump’s, Gump’s filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Nevada, case no. BK-S-18-14683-leb. On August 1, 2020, an adversary action was filed (Adversary Case No. 20-01085) against the managers, directors and officers of Gump’s, including Ms. Lentzsch. On October 15, 2021, the adversary action was settled out of court by all parties involved in the case.

Except as set forth in our discussion below in “Certain Relationships and Related Party Transactions” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

We are not currently a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, we believe will have a material adverse effect on our business, financial condition or operating results.

Shareholder Approval

The affirmative vote of a majority of the Shares outstanding present in person or by proxy at the Meeting is required for the election of each of the nominees for director.

The Board recommends a vote “FOR” the election of such nominees.

CORPORATE GOVERNANCE

Executive Officers

Our executive officers are appointed annually by our Board and hold office until their resignation or removal or their successors are appointed. The following table sets forth information about our executive officers as of October 22, 2021.

Name	Age	Position(s)
Leonid Gontmakher	35	Chief Executive Officer and Director

Andrew Thut	48	Interim Chief Financial Officer, Chief Investment Officer and Corporate Secretary

Joseph Feltham	36	Chief Operating Officer

Mr. Gontmakher’s biographical information is set forth above under “Proposal Two – Election of Directors”.

Andrew Thut was an early investor in 4Front, joining the Company full time as Chief Investment Officer in October 2014. He became the Interim Chief Financial Officer of the Company on July 15, 2021. He brings to the team a wealth of financial-management experience and business acumen having previously served as Managing Director of the BlackRock Small Cap Growth Fund at BlackRock Advisors LLC. During his 11-year involvement with BlackRock Small Cap Growth Fund, the $2 billion fund ranked in the top five percent of all domestic small cap growth funds. He also has held positions at MFS Investment Management and BT Alex Brown. Since joining 4Front, he has immersed himself in every facet of the cannabis industry, from the relevant financial drivers of the industry to hands-on experience with dispensaries and cultivation facilities. Mr. Thut holds a Bachelor of Arts from Dartmouth College.

Joseph Feltham joined the Company in July 2014 and has served in a variety of financial and operational roles, including Chief of Staff and EVP, Operations, and was appointed as the Company’s Chief Operating Officer in September 2020. He has brought a wealth of experience and support in financial analysis, market research and operations support and is instrumental in implementing new processes and projects for the company. Mr. Feltham holds a Bachelor of Science from the University of San Francisco.

Board of Directors

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board’s approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board met 9 times during the 2020 fiscal year. During fiscal year 2020, each director participated in at least 75% or more of the aggregate of (1) the total number of meetings of the Board (held during the period for which he or she was a director), and (2) the total number of meetings of all committees of the Board on which he or she served (during the period that he or she served).

Family Relationships

Leonid Gontmakher and Roman Tkachenko are cousins. There are no other family relationships among any of our executive officers or directors.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our shareholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our board determines that it would benefit our Company and our shareholders.

Director Independence

The Board considers a director to be independent in accordance with Canadian legal requirements if he or she meets the definition of independence set forth in National Instrument 52-110 – Audit Committees (“NI 52-110”) and if he or she has no direct or indirect material relationship with the Company which, in the view of the Board, could reasonably be perceived to materially interfere with the exercise of the director’s independent judgment.

Although we are not listed on the Nasdaq, we also intend to comply with applicable Nasdaq independence rules, which require a majority of a listed company’s board of directors to be comprised of independent directors within one (1) year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent, and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees, that neither the director nor any of his or her family members has engaged in various types of business dealings with us, and that neither the director nor any of his or her family members is a current partner of our independent auditor, or was a partner or employee of our independent auditor who worked on our audit at any time over the past three years. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board has determined that five (5) of our six (6) directors, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined in NI 52-110 and under the listing standards of Nasdaq. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. It was determined that Mr. Leonid Gontmakher is not independent for these purposes given his role as Chief Executive Officer of the Company.

Board’s Role in Risk Oversight and Management

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

During 2020, as part of its oversight role, our Board worked closely with senior management to complete our transition from “foreign private issuer” status to “domestic issuer” status effective January 1, 2021.

Director Nomination Process

Our Board believes that its directors should have the highest professional and personal ethics and values, consistent with the Company’s longstanding values and standards. They should have broad experience at the policy-making level in business, government or civic organizations. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their own unique experience. Each director must represent the interests of the Company. When considering potential director candidates, our Board also considers the candidate’s independence, character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and those of our Board. Our Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Our Board’s priority in selecting board members is the identification of persons who will further the interests of our shareholders through his or her record of professional and personal experiences and expertise relevant to our business.

Shareholder Nominations to the Board of Directors

Director nominations by a shareholder or group of shareholders for consideration by our shareholders at our Annual General Meeting of Shareholders, or at a special meeting of our shareholders that includes on its agenda the election of one or more directors, may only be made in accordance with our Articles and applicable law.

Shareholders’ notice for any proposals requested pursuant to Rule 14a-8 under the Exchange Act (including director nominations), must be made in accordance with that rule. Accordingly, any director or executive officer of the Company may recommend a candidate to the Compensation Committee for its consideration. The Compensation Committee will also consider nominees to our Board recommended by shareholders if shareholders comply with the requirements of the Business Corporations Act (British Columbia).

There were no material changes to the procedures by which shareholders may recommend nominees to the Company’s board of directors during the year ended December 31, 2020.

Board Mandate and Committees

The Board has a written mandate that governs the board of directors. The Board meets regularly on a quarterly basis and holds additional meetings as required to deal with the Company’s business.

Additionally, the Board is empowered by governing corporate law, the Company’s Articles and its corporate governance policies to manage or supervise the management of the affairs and business of the Company. The Board carries out its responsibilities directly and through two Board committees, the Audit Committee and the Compensation Committee, each of which operate under a written committee charter approved by the Board. Although it would normally be required under Nasdaq rules, the Board as yet has not appointed a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Although each committee is directly responsible for evaluating certain enumerated risks and overseeing the management of such risks, the entire Board is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks. In addition, appropriate committees of the Board receive reports from senior management within the organization in order to enable the Board to understand risk identification, risk management and risk mitigation strategies. When a committee receives such a report, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role.

Audit Committee

As proposed, the members of our audit committee (the “Audit Committee”) would be David Daily, Chetan Gulati, and Eric Rey. Mr. Rey would continue to chair the Audit Committee. After reviewing the qualifications of the proposed members of the Audit Committee, and any relationships they may have with us that might affect their independence, the Board has determined that all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act and in NI 52-110, all current Audit Committee members are “independent” as that concept is defined in the applicable listing standards of the Nasdaq, all current Audit Committee members are financially literate, and Chetan Gulati and Eric Rey each qualify as an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. Our audit committee met 8 times during 2020.

The main function of the Audit Committee is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The committee’s responsibilities include, among other things:

•	appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	overseeing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our auditor must be approved in advance by the Audit Committee.

A copy of the charter for the Audit Committee is posted on our website at https://4frontventures.com/about-us/ and appended hereto as Schedule A. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

The Company is relying upon the exemption in section 6.1 of NI 52-110 for Venture Issuers.

Compensation Committee

As proposed, the members of our compensation committee (the “Compensation Committee”) would be David Daily, Kathi Lentzsch, Eric Rey, and Roman Tkachenko. Ms. Lentzsch would continue to chair the Compensation Committee. Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Furthermore, the Compensation Committee discharges the responsibilities of the Board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. The Compensation Committee met 5 times during 2020. Specific responsibilities of our Compensation Committee include, among other things:

•	reviewing and recommending corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers;

•	making recommendations to our board of directors with respect to, the compensation level of our executive officers;

•	reviewing and recommending to our board of directors employment agreements and significant arrangements or transactions with executive officers;

•	reviewing and recommending to our board of directors with respect to director compensation; and

•	overseeing and administering our equity-based incentive plan or plans.

With respect to director compensation, our Compensation Committee is responsible for reviewing the compensation paid to members of the Board and recommending modifications to Board compensation that the Compensation Committee determines are appropriate and advisable to the Board for its approval from time to time. In this regard, the Compensation Committee may request that management report to the Compensation Committee periodically on the status of the Board’s compensation in relation to other similarly situated companies.

In determining compensation for our executive officers, the Compensation Committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The Compensation Committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. Our Chief Executive Officer and certain of our other executive officers may attend Compensation Committee meetings, as requested by the Compensation Committee. None of our executive officers, including our Chief Executive Officer, will attend any portion of the Compensation Committee meetings during which the executive officer’s compensation is established and approved.

A copy of the charter for the Compensation Committee is posted on our website at https://4frontventures.com/about-us/. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Board Diversity

Our Compensation Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Compensation Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	development or commercialization experience in large consumer products companies;

•	experience as a board member or executive officer of another publicly-held company;

•	strong finance experience;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;

•	conflicts of interest; and

•	practical and mature business judgment.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any persons who own more than 10% of our shares, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. For fiscal 2020, our directors, executive officers and persons owning more than 10% of our shares were not subject to Section 16(a) of the Exchange Act because we were a “foreign private issuer” under the rules and regulations of the SEC, and securities of foreign private issuers are exempt from Section 16(a). Beginning effective January 1, 2021, we are no longer a foreign private issuer, and therefore transactions in our securities by our directors, executive officers and persons who own more than 10% of our shares are no longer exempt from Section 16(a).

Director Orientation and Continuing Education

While the Company does not have a formal director orientation program, the Company and its Board considers that orienting and educating new directors is an important element of ensuring responsible governance. New directors are to be provided with the Company’s continuous disclosure documents, copies of the charters of each of the Committees, and are invited to attend orientation sessions in the form of informal meetings with members of the Board and senior management, complemented by presentations on the main areas of the Company’s business to improve their understanding of the Company’s business.

Board Assessments

Based upon the Company’s size, and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, its committees or individual directors to be unnecessary at this time. Given that the Board and its committees meet on several occasions each year, each director has regular opportunity to assess the Board as a whole, its committees and other directors in relation to the Board and such director’s assessment of the competencies and skills that the Board and its committees should possess. The Board plans to continue to self-evaluate its own effectiveness and the effectiveness of its committees and individual directors in such manner.

Code of Business Conduct and Ethics

The Board has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) which applies to directors, officers, employees, consultants and contractors of the Company and its subsidiaries and encourages and promotes a culture of ethical business conduct. The text of the Code of Conduct is available at www.4frontventures.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this report.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with Davidson, the auditor of the Company, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Davidson required by applicable requirements of the PCAOB regarding Davidson’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Davidson its independence.

The Audit Committee discussed with Davidson the overall scope and plans for their audit. The Audit Committee meets with Davidson, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 8 meetings during fiscal year 2020.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020. The Audit Committee and the Board have also recommended that the shareholders appoint Davidson as the Company’s auditor.

Respectfully submitted,

AUDIT COMMITTEE of the Board of Directors

Eric Rey, Audit Committee Chair David Daily, Audit Committee Member Chetan Gulati, Audit Committee Member

Executive Compensation

As an emerging growth company under the Jumpstart Our Business Startups (JOBS) Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, which permit us to limit reporting of executive compensation to our principal executive officer and our two (2) other most highly compensated named executive officers.

Summary Compensation Table

The following table provides information regarding the compensation awarded to or earned during 2019 and 2020, as applicable, by our named executive officers. All amounts are in whole dollars.

		Salary	Bonus	Stock Awards	Option Awards	Non Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Principal Position	Year	($)	($) (8)	($)	($)	($)	($)	($)	($)
Leonid Gontmakher(1)	2020	400,000	450,000	—	437,393	—	—	—	1,287,393
Chief Executive Officer and Director	2019	166,667	—	—	116,446	—	—	—	283,113
Joshua Rosen(2)	2020	348,342	200,000	—	114,143	—	—	—	662,485
Chief Executive Officer and Director	2019	371,611	46,611	—	—	—	—	—	418,222
Nicolle Dorsey(3)	2020	202,968	—	—	116,878	—	—	—	319,846
Chief Financial Officer	2019	68,462	—	—	87,874	—	—	—	156,336
Brad Kotansky(4)	2020	201,738	—	—	142,253	—	—	—	343,991
Chief Financial Officer	2019	115,385	—	—	175,747	—	—	—	291,132
Dave Croom(5)	2020	—	—	—	—	—	—	—	—
Chief Financial Officer	2019	14,583	—	—	45,150	—	—	—	59,733
Andrew Thut,	2020	222,966	250,000	—	151,154	—	—	—	624,120
Chief Investment Officer(6)	2019	212,586	20,278	—	83,176	—	—	—	316,040
Joseph Feltham(7)	2020	205,899	100,000	—	474,626	—	—	—	780,525
Chief Operating Officer	2019	160,769	—	—	464,514	—	—	—	625,283

Notes:

(1)	Mr. Gontmakher was appointed Chief Executive Officer on March 31, 2020.
(2)

Mr. Rosen ceased being Chief Executive Officer on March 31, 2020. Mr. Rosen served as Executive Chairman from 2019 until his resignation on May 24, 2021. He became Chair of the Board on January 2, 2021 and also resigned from that role on May 24, 2021.

(3)	Ms. Dorsey was appointed Chief Financial Officer on March 31, 2020. She resigned as Chief Financial Officer effective February 1, 2021.
(4)	Mr. Kotansky was appointed on September 3, 2019 and ceased being Chief Financial Officer on March 31, 2020.
(5)	Mr. Croom ceased being Chief Financial Officer on September 3, 2019.
(6)	Mr. Thut was appointed Interim Chief Financial Officer and Secretary on July 15, 2021.
(7)	Mr. Feltham was appointed Chief Operating Officer on September 11, 2020.
(8)	Bonus amounts reflect short-term incentive awards based upon performance in the applicable year and paid in the subsequent year.

Narrative to Summary Compensation Table

Executive Compensation Considerations

The Compensation Committee reviews financial information and other performance metrics relative to the historical compensation of executive management and comparative information prepared internally. The Compensation Committee also reviews management’s recommendations for compensation levels of all of the Company’s named executive officers and considered these recommendations with reference to relative compensation levels of like-size institutions. The totality of the information reviewed by the Compensation Committee is considered when establishing current executive salary levels, and similar analysis is expected to be considered when reviewing and establishing future salaries and long-term incentives. The Company’s compensation policies and practices are designed to ensure that they do not foster risk taking above the level of risk associated with the Company’s business model. For this purpose, the Compensation Committee generally considers the Company’s financial performance, comparing that performance to the performance metrics included in the Company’s strategic plan. The Compensation Committee also generally evaluates management’s compensation in light of other specific risk parameters. The Company’s compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company’s compensation programs consist primarily of base salary, bonus and option awards.

Base Salary

Base salaries for named executive officers are determined in the same manner as those other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in other companies of similar size in our industry.

Section 162(m) of the Code

Section 162(m) generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to “covered employees,” which include: (1) the Chief Executive Officer, (2) the Chief Financial Officer, and (3) any employee whose total compensation is required to be reported to shareholders under the Exchange Act by reason of such employee being among the three highest compensated officers for the taxable year (excluding the CEO and CFO); and (4) any executive who was a “covered employee” for any tax year beginning after December 31, 2016. A “covered employee” includes any individual who meets the definition of a “covered employee” at any time during the year, and also includes executives who are the top three highest paid officers (excluding the CEO or CFO) even if their compensation is not required to be disclosed under existing SEC rules. Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”) was amended by the Tax Cut and Jobs Act of 2018 so that the exceptions for payment of “performance-based compensation” or commissions have been eliminated.

Certain of our executives have received total compensation in excess of $1,000,000, such that we may not be allowed the full federal tax deduction otherwise permitted for such compensation.

Employment Agreements; Potential Payments Upon Termination or Change-in-Control

Effective March 27, 2020, the Company entered into a Severance, General Waiver and Release Agreement with Brad Kotansky (the “Kotansky Agreement”), terminating Mr. Kotansky’s employment as Chief Financial Officer of the Company. The Kotansky Agreement provides that, among other things, Mr. Kotansky was to receive a cash severance payment of $112,500, plus an additional lump sum cash payment equal to six months’ of COBRA medical coverage, and the immediate vesting of options to purchase 500,000 SVS. Mr. Kotansky’s receipt of the aforementioned payments and benefits is conditioned upon the fulfillment of his obligations under the Kotansky Agreement, consideration for the waiver and release of claims set forth in the Kotansky Agreement, and Mr. Kotansky’s compliance with the other covenants set forth in the Kotansky Agreement.

Effective April 15, 2020, the Company entered into an executive employment agreement with Joshua N. Rosen (the “Rosen Agreement”), to serve as the Company’s Executive Chairman. The terms of the Rosen Agreement provide for an annual base salary of $350,000 and that Mr. Rosen is entitled to participate in all equity incentive and employee benefit plans or programs maintained by the Company. Upon a termination without cause (or if Mr. Rosen resigns for Good Reason, as defined in the Rosen Agreement), he is entitled to receive any severance benefits through 12 months from the termination of the Rosen Agreement. Pursuant to the Rosen Agreement, Mr. Rosen also received a non-exclusive, royalty free license to use the Antibition brand, which license is terminable by the Company paying to Mr. Rosen a $1.00 termination fee. Mr. Rosen’s receipt of the aforementioned payments and benefits is conditioned upon the fulfillment of his obligations under the Rosen Agreement, including compliance with the confidentiality, non-solicitation, non-disparagement and other restrictive covenants set forth in the Rosen Agreement. The Rosen Agreement was terminated on January 2, 2021, when the Company entered into a separation and release agreement (the “Rosen Separation Agreement”) with Mr. Rosen, which supersedes and replaces the Rosen Agreement. Under the Rosen Separation Agreement, Mr. Rosen transitioned from being the Company’s Executive Chairman to taking on a role as the non-employee Chairman of the Board. The Rosen Separation Agreement provides that, among other things, the Company shall pay Mr. Rosen $350,000 in 12 monthly installments, the Company may reimburse Mr. Rosen’s COBRA premiums over a period of 12 months, and the Company will pay Mr. Rosen director fees of $13,000 per month. Mr. Rosen’s receipt of the aforementioned payments and benefits is conditioned upon the fulfillment of his obligations under the Rosen Separation Agreement, consideration for the waiver and release of claims set forth in the Rosen Separation Agreement, and Mr. Rosen’s compliance with the non-disparagement, and other standard covenants set forth in the Rosen Separation Agreement.

On May 24, 2021, Joshua Rosen provided notice of his resignation as a member of the Board, and the Board accepted Mr. Rosen’s resignation effective as of the same date. Mr. Rosen’s resignation was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with his resignation, the Compensation Committee agreed to extend the expiry date of Mr. Rosen’s outstanding options to purchase (i) 327,600 SVS until September 16, 2024 at an exercise price of $8.00 per share, (ii) 25,000 SVS until August 22, 2024 at an exercise price of $0.10 per share, and (iii) 2,000,000 SVS until December 2, 2025 at an exercise price of $1.11 per share. The foregoing exercise prices assume a U.S. dollar/Canadian dollar exchange rate of 1.21 as of May 26, 2021.

Mr. Rosen served as the chairman of the Board. In order to fill the vacancy as Board chairman created by Mr. Rosen’s resignation, also on May 24, 2021, the Board appointed current Board member Kathi Lentzsch as chair of the Board.

Effective June 30, 2020, the Company entered into a severance, general waiver and release agreement with Gerald Derevyanny (the “Derevyanny Agreement”), terminating Mr. Derevyanny’ s employment as General Counsel of the Company. The Derevyanny Agreement provides that, among other things, Mr. Derevyanny was to receive a cash severance payment of $192,000 and a grant of options to purchase 1,400,000 SVS at a purchase price of CAD$0.80 per SVS, which options shall vest as follows: (i) two-thirds (2/3) of such options vested immediately upon the parties’ execution of the Derevyanny Agreement, and (ii) the remaining one-third (1/3) of such options shall vest on June 30, 2021. Mr. Derevyanny’ s receipt of the aforementioned payments and benefits is conditioned upon the fulfillment of his obligations under the Derevyanny Agreement, consideration for the waiver and release of claims set forth in the Derevyanny Agreement, and Mr. Derevyanny’ s compliance with the other covenants set forth in the Derevyanny Agreement.

On February 1, 2021, the Company entered into a separation agreement and release with its former Chief Financial Officer, Nicolle Dorsey. Pursuant to the Separation Agreement, upon her final departure from the Company, Ms. Dorsey will be entitled to receive (a) $220,000, which is equal to six months of notice pay (to be paid in accordance with the Company’s regular payroll schedule); (b) payment of 100% of Ms. Dorsey’s COBRA premiums for six months; and (c) accelerated vesting of certain options. The foregoing severance payments and benefits, including the accelerated vesting of the equity awards, are conditioned on Ms. Dorsey’s execution of a customary release of claims and compliance with the terms of the Separation Agreement, which includes covenants related to confidentiality, non-disparagement and non-solicitation.

Effective July 1, 2021, the Company terminated its month-to-month independent contractor arrangement with Peter Rennard in his position as Interim Chief Financial Officer of the Company. Mr. Rennard’s termination was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices. Effective July 15, 2021, the Company’s board of directors appointed Andrew Thut as the Company’s Interim Chief Financial Officer while the Company continues its search for a permanent Chief Financial Officer. Mr. Thut joined the Company in October 2014 as its Chief Investment Officer and will continue to serve as Chief Investment Officer during his tenure as Interim Chief Financial Officer of the Company.

Effective July 31, 2021, Mr. Kris Krane resigned as President, Mission Dispensaries with the Company. Mr. Krane’s resignation was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices. Effective as of August 1, 2021, the Company entered into a consulting agreement with Kranewreck Enterprises, Inc., a company to which Kris Krane is a principal.

Outstanding Equity Awards at 2020 Fiscal Year End

The following table provides information with respect to holdings of unvested options and stock awards held by our named executive officers, at December 31, 2020. All amounts are in whole dollars.

		Option Awards
Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price (C$)	Option Expiration Date
Leonid Gontmakher,	12/11/2017	1,800,000	—	$1.00	12/11/2022
Chief Executive Officer and Director	8/22/2019	233,333	466,667	$1.00	8/22/2024
	10/2/2020	—	3,000,000	$0.77	10/2/2025
Joshua Rosen,	7/31/2019	327,600	—	$0.10	9/16/2024
Chief Executive Officer and Director	8/22/2019	660,000	1,340,000	$1.00	8/22/2024
	12/2/2020	2,000,000	2,000,000	$1.11	12/2/2025
Nicolle Dorsey,	8/22/2019	166,667	333,333	$1.00	8/22/2024
Chief Financial Officer	9/15/2020	—	250,000	$0.86	9/15/2025
Brad Kotansky,	8/22/2019	500,000	—	$1.00	8/22/2024
Chief Financial Officer
Dave Croom,	8/5/2018	600,000	—	$1.00	8/5/2023
Chief Financial Officer	8/22/2019	—	450,000	$1.00	8/22/2024
Andrew Thut,	7/31/2019	1,965,440	—	$0.10	9/16/2024
Chief Investment Officer	8/22/2019	166,667	333,333	$1.00	8/22/2024
	9/15/2020	—	500,000	$0.86	9/15/2025
Joseph Feltham,	7/31/2019	109,200	—	$0.10	9/16/2024
Chief Operating Officer	8/22/2019	250,000	500,000	$0.80	8/22/2024
	9/15/2020	—	390,800	$0.86	9/15/2025

Non-Employee Director Compensation

The table below shows the equity and other compensation granted to our non-employee directors during fiscal 2020. All amounts in the table are in whole dollars.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Betty Aldworth (1)	$22,000	$—	$67,633	$—	$—	$—	$89,633
David Daily	22,000	—	105,507	—	—	—	127,507
Chetan Gulati	—	—	4,410	—	—	—	4,410
Kathi Lentzsch	22,000	—	67,633	—	—	—	89,633
Eric Rey	22,000	—	105,507	—	—	—	127,507
Roman Tkachenko	—	—	4,410	—	—	—	4,410

(1)	Resigned in December 2020.

The Compensation Committee has set the compensation for the independent directors at $4,000 per month. Directors who are officers, employees, or consultants of the Company receive no compensation in their role as a director. The Compensation Committee will review the compensation paid to the Company’s directors annually to ensure that the Company’s approach to Board compensation is competitive and reflects best practices taking into account current governance trends.

Compensation Committee Interlocks and Insider Participation

Not applicable to smaller reporting companies.

Compensation Committee Report

Not applicable to smaller reporting companies.

PROPOSAL THREE

APPOINTMENT OF AUDITOR

The Board recommends, on the advice of the Audit Committee, that the shareholders of the Company appoint Davidson as our auditor to audit the Company’s consolidated financial statements for fiscal year 2021. Davidson has served as the Company’s auditor since 2019. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor.

Principal Independent Registered Public Accounting Firm Fees and Services

Davidson has served as our auditor since July 31, 2019. The engagement of Davidson was approved by the Audit Committee and the Board. Davidson completed the audits of the Company for the year ended December 31, 2020 and 2019.

During the years ended December 31, 2020 and 2019, there were no: (1) disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Davidson’s satisfaction, would have caused Davidson to make reference thereto in its report on the consolidated financial statements of the Company (as described in Item 304(a)(1)(iv) of Regulation S-K); (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K); or (3) “reportable events” as such term is defined in National Instrument 51-102 – Continuous Disclosure Obligations.

Aggregate fees billed by our auditors for the years ended December 31, 2020 and December 31, 2019 are detailed in the table below.

	2020	2019
Audit Fees(1)	$800,000	$946,818
Audit Related Fees(2)	74,397	—
Tax Fees(3)	—	15,277
All Other Fees(4)	—	—

Total Fees Paid	$874,397	$962,095

(1)	Fees for audit services on an accrued basis.
(2)

Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements. These include services provided to assist the Company in its conversion from reporting under International Financial Reporting Standards to Generally Accepted Accounting Principles.

(3)	Fees for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All other fees billed by the auditor for products and services not included in the foregoing categories.

Pre-approval Policies and Procedures

The Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

The Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of Davidson’s independence in the conduct of their auditing functions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the appointment of Davidson as the auditor of the Company and to authorize the directors to fix the remuneration of the auditor.

The Board recommends a vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our SVS and MVS as of October 22, 2021 by:

•	each shareholder known by us to beneficially own more than 5% of our SVS or our MVS;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through: (i) the exercise of any option or warrant; (ii) the conversion of a security; (iii) the power to revoke a trust, discretionary account or similar arrangement; or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.

The percentage of beneficial ownership is based on 592,660,906 SVS and 1,276,208 MVS outstanding as of October 22, 2021.

The address for each director and executive officer is c/o 4Front Ventures Corp., 5060 N. 40th Street Suite 120, Phoenix, AZ 85018.

The following table sets out information as of October 22, 2021 with respect to security ownership of certain beneficial owners and management.

	Subordinate Voting Shares		Multiple Voting Shares		Total		Voting
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock	% of Voting Capital Stock
Leonid Gontmakher	30,313,057	5.11%	—	0.00%	30,313,057	5.10%	1.89%
Chief Executive Officer
Joseph Feltham	905,840	0.15%	—	0.00%	905,840	0.15%	0.06%
Chief Operating Officer
Andrew Thut	11,678,960	1.97%	154,956	12.14%	11,833,916	1.99%	8.40%
Chief Investment Officer and Interim Chief Financial Officer
David Daily	22,000	0.00%	—	0.00%	22,000	0.00%	0.00%
Director
Chetan Gulati	7,223,272	1.22%	—	0.00%	7,223,272	1.22%	0.45%
Director
Kathi Lentzsch	—	0.00%	—	0.00%	—	0.00%	0.00%
Director
Eric Rey	20,000	0.00%	—	0.00%	20,000	0.00%	0.00%
Director
Roman Tkachenko	14,191,930	2.39%	—	0.00%	14,191,930	2.39%	0.88%
Director

All Board directors and named executive officers as a group	74,975,619	12.65%	603,262	47.27%	75,578,881	12.73%	34.55%
Camelback Ventures, LLC, Endowment Arm	53,352,000	9.02%	—	0.00%	53,352,000	8.98%	3.31%

Equity Compensation Plan Information

On March 28, 2019, 4Front Ventures Corp. adopted two stock option plans (collectively, the “Stock Option Plan”). The first permits the grant of nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs” and, together with NQSOs, the “Options”) exercisable into SVS in accordance with their terms, and the other plan provides for options exercisable into proportionate voting shares of the Company (“PVS”). As the Company no longer has authorized PVS, no further options exercisable into PVS will be issued. The Stock Option Plan was amended and restated on April 15, 2020.

The following table sets out information as of December 31, 2020 with respect to the Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	49,692,800	$0.66	4,192,325
Equity compensation plans not approved by security holders	—	—	—

Total	49,692,800	$0.66	4,192,325

As at December 31, 2020, the following awards were outstanding under the Stock Option Plan: a total of 49,692,800 Options, representing approximately 9.2% of the then outstanding share number. As at December 31, 2020, an aggregate of 4,192,325 Options remained available for issuance under the Stock Option Plan, representing approximately 0.08% of the then outstanding share number.

Summary of Terms and Conditions of the Option Plan

Purpose of the Option Plan

The purpose of the Stock Option Plan is to enable the Company and its affiliated companies to: (i) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (ii) to offer such persons incentives to put forth maximum efforts; and (iii) to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders.

Eligible Persons

Any of the Company’s employees, officers, directors, consultants (who are natural persons) are eligible to participate in the Stock Option Plan if selected by the Compensation Committee (the “Participants”). The basis of participation of an individual under the Stock Option Plan and the type and amount of any Option that an individual will be entitled to receive under the Stock Option Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Company, and therefore cannot be determined in advance.

The maximum number of SVS that may be issued under the Stock Option Plan shall be determined by the Board from time to time, but in no case shall exceed, in the aggregate, 10% of the number of SVS shares, including the MVS on a fully converted basis. Notwithstanding the foregoing, a maximum of 20,000,000 SVS may be issued as ISOs, subject to adjustment as provided in the Stock Option Plan. Any shares subject to an Option under the Stock Option Plan that are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for issuance under the Stock Option Plan.

In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of SVS or other securities of the Company, issuance of warrants or other rights to acquire SVS or other securities of the Company, or other similar corporate transaction or event, which affects the SVS, or unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Stock Option Plan, to: (i) the number and kind of shares which may thereafter be issued in connection with Options; (ii) the number and kind of shares issuable in respect of outstanding Options; (iii) the purchase price or exercise price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; and (iv) any share limit set forth in the Stock Option Plan.

Description of Awards

Pursuant to the Stock Option Plan, the Company is authorized to issue option awards to participants. The Compensation Committee is authorized to grant Options to purchase SVS that are either ISOs meaning they are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Stock Option Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Stock Option Plan, unless the Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Stock Option Plan) of the shares at the time of grant. Options granted under the Stock Option Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Stock Option Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate.

Administration of the Stock Option Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Option as it determines appropriate. Generally, Options granted under the Stock Option Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to SVS covered by Options unless and until such Options are settled in SVS.

No Option shall be exercisable, no SVS shall be issued, no certificates for SVS shall be delivered and no payment shall be made under the Stock Option Plan except in compliance with all applicable laws.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

Amendments and Termination

Subject to the provisions of the Stock Option Plan and the rules of the Canadian Securities Exchange, the Board may from time to time amend, suspend or terminate the Stock Option Plan, and the Compensation Committee may amend the terms of any previously granted Option, provided that no amendment to the terms of any previously granted Option may (except as expressly provided in the Stock Option Plan) materially and adversely alter or impair the terms or conditions of the Option previously granted to a Participant under the Stock Option Plan without the written consent of the Participant or holder thereof. Any amendment to the Stock Option Plan, or to the terms of any Option previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Option will be in compliance with CSE policies.

For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Stock Option Plan, and the Compensation Committee may amend or alter any previously granted Option, as applicable, without obtaining the approval of shareholders in order to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Stock Option Plan; (ii) amend any terms relating to the granting or exercise of Options; (iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Options necessary or desirable to avoid any adverse tax results under the Section 409A of the Code; (iv) amend any terms relating to the administration of the Stock Option Plan; or (v) correct any defect, supply any omission or reconcile any inconsistency in the Stock Option Plan or in any Option or Option certificate.

Notwithstanding the foregoing, the Stock Option Plan specifically provides that shareholder approval would be required for any amendments to the Stock Option Plan or an Option that would: (i) require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company; (ii) increase the number of shares authorized under the Stock Option Plan; (iii) permit repricing of Options; (iv) permit the award of Options at a price less than 100% of the fair market value on the date of the grant;

(v) permit Options to be transferable other than in accordance with the provisions of the Stock Option Plan; (vi) amend the termination and amendment provisions of the Stock Option Plan; or (vii) increase the maximum term permitted for Options under the Stock Option Plan or extend the terms of any Options beyond their original expiry date.

Corporate Transactions

The Stock Option Plan provides that, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of SVS or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs): (i) either (A) termination of the Option, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Option or realization of the Participant’s vested rights, or (B) the replacement of the Option with other rights or property selected by the Compensation Committee or the Board, in its sole discretion; (ii) that the Option be assumed by the successor or survivor company, or a parent or subsidiary thereof, or shall be substituted for by similar Options, rights or awards covering the stock of the successor or survivor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) that the Option shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Option agreement; or (iv) that the Option cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board assesses proposed transactions, arrangements or relationships in which we are a participant to determine if it would constitute a related party transaction under applicable law or require a director to disclose his or her interest and abstain from voting on a matter. The Board may in certain of these instances establish a special committee of independent directors to assess the transaction or arrangement.

As appropriate for the circumstances, the Board or any committee may review and consider, among other matters:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; and

•	the purpose of, and the potential benefits to us of, the transaction.

Reportable Transactions

Certain subsidiaries which were acquired in the Company’s business combination with Cannex Capital Holdings Inc. have a contractual relationship with a licensed Washington cannabis producer, 7Point Holdings LLC (“7Point”). The sole owner of 7Point, Mr. Gerald Derevyanny, was an executive of the Company during 2019 and the first half of 2020. As a result of his departure on June 30, 2020 from 4Front, 7Point is no longer considered a related party.

7Point and the Company are parties to a commercial sublease expiring May 31, 2023 with one five-year renewal option. For the 12 months ended December 31, 2020 the Company recognized $3,094,000 (2019—$1,190,000) from interest revenue on the lease receivable for this lease.

As of December 31, 2020, the Company held three (3) notes receivable from 7Point with a balance of $355,000 (2019—$586,000). The notes bear interest ranging from 10%—13% per annum and are repayable in installments totaling $22 per month, maturing in 2022.

LI Lending LLC

Roman Tkachenko, a director and Leonid Gontmakher, the Company’s Chief Executive Officer and a director, each hold a 14.28% ownership interest in LI Lending LLC, which extended the Company a real estate improvement/development loan of $45,000,000 in May 2019 of which $43,000,000 was outstanding as of December 31, 2020. See “Interest of Informed Persons in Material Transactions – LI Lending LLC”.

Pure Ratios

Leonid Gontmakher, Chief Executive Officer of the Company, holds an interest in an entity related to iWolf Management, LLC, an online marketing company serving the online CBD market which provided online marketing services during 2020 and 2019 for the Company’s Pure Ratios division. Pure Ratios paid $4,875,000 for the 12 months ended December 31, 2020 (2019—$1,101,000) to this vendor for pass through marketing costs, customer service, and management fees.

Ag-Grow Imports

On November 12, 2020, the Company entered into an amended and restated consulting agreement (the “Leadership Consulting Agreement”) with Ag-Grow Imports, LLC (“AGI”), a Washington limited liability company owned and controlled by Joshua N. Rosen, former Chairman of the Board, and Maha Consulting LLC (“Maha”), a Puerto Rican limited liability company owned and controlled by Leonid Gontmakher, the Company’s Chief Executive Officer. The Leadership Consulting Agreement provides that, among other things, that AGI shall pay to Maha $33,000 per month for consulting services rendered to AGI and the Company, including the support of the Company’s intellectual property efforts, key infrastructure projects and leadership services. Additionally, the Leadership Consulting Agreement provides that AGI and/or the Company, each in their sole discretion, may pay cash bonuses and/or issue equity incentive awards to Maha based on its performance under the Leadership Consulting Agreement. The Leadership Consulting Agreement shall continue in full force and effect for a period of 12 months, and shall automatically renew for additional 12 month periods, unless a party to the Leadership Consulting Agreement delivers written notice of non-renewal.

The Company has issued notes receivable to related parties that hold or have applied for cannabis licenses or that have secured real estate that can be used for a cannabis facility. As the transactions related to such notes were not consummated, the notes were cancelled such that the Company had $nil and $696,000 in such notes at December 31, 2020 and 2019, respectively.

SHAREHOLDER PROPOSALS FOR 2022 ANNUAL GENERAL MEETING

Our Annual General Meeting of Shareholders generally is expected to be held by the end of June of each year. If you wish to submit a proposal to be included in our Proxy Statement for our 2022 Annual General Meeting of Shareholders, proposals must be signed and submitted by a qualified shareholder who has complied with the relevant rules of the SEC and the Business Corporations Act (British Columbia) (the “BCBCA”) and must be delivered to our registered office at 4Front Ventures Corp., c/o Corporate Secretary, 550 Burrard Street, Suite 2900, Vancouver, BC, V6C 0A3 at least 3 months before the anniversary of the previous year’s annual general meeting (i.e., before September 7, 2022). Pursuant to the BCBCA, a qualified shareholder is a person who: (a) is a registered owner or beneficial owner of one or more shares of our Company that carry the right to vote at general meetings; and (b) has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two (2) years before the date of the signing of the proposal, provided that a person is not a qualified shareholder if the person has submitted and failed to present at an annual general meeting a previous proposal.

The proposal must also be signed by qualified shareholder who, together with the submitted, are, at the time of signing, registered or beneficial owners of shares that in the aggregate constitute at least 1/100 of the issued and outstanding shares of our Company that carry the right to vote at the 2022 Annual General Meeting of Shareholders or have a fair market value in excess of CAD$2,000.

The proposal must be accompanied by a declaration from the submitter and each supporter, signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory: (a) providing the name of and a mailing address for that signatory; (b) declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and (c) unless the name of the registered owner has already been provided, providing the name of the registered owner of those shares. A proposal may be accompanied by one written statement in support of the proposal. The proposal and, if any, the statement, together, must not exceed 1,000 words in length (excluding signatures and the declarations referred to above).

A company that receives a proposal must send to all of the persons who are entitled to notice of the annual general meeting in relation to which the proposal is made: (a) the text of the proposal; (b) the names and mailing addresses of the submitter and the supporters, and (c) the text of the statement, if any, accompanying the proposal. The Company will allow a submitter to present the proposal, in person or by proxy, at the 2022 Annual General Meeting of Shareholders if the submitter is a qualified shareholder at the time of that meeting. If our Company receives more than one proposal in relation to the 2022 Annual General Meeting of Shareholders and the proposals relate to substantially the same matter, our Company only needs to comply with (a) to (c) above in respect of the first of such proposals.

The Company need not process a proposal if any of the following circumstances applies: (a) the directors have called the 2022 Annual General Meeting of Shareholders after the date on which the proposal is received by the Company and have sent notice of that meeting in accordance with the BCBCA; (b) the proposal is not valid or exceeds the maximum length as further described above; (c) substantially the same proposal was submitted to shareholders in a notice of meeting, or an information circular or equivalent, relating to a general meeting that was held not more than 5 years before the receipt of the proposal, and did not receive the sufficient support at the meeting in accordance with the BCBCA; (d) it clearly appears that the proposal does not relate in a significant way to the business or affairs of the Company; (e) it clearly appears that the primary purpose for the proposal is securing publicity or enforcing a personal claim or redressing a personal grievance against the Company or any of its directors, officers or security holders; (f) the proposal has already been substantially implemented; (g) the proposal, if implemented, would cause the Company to commit an offence; or (h) the proposal deals with matters beyond the Company’s power to implement.

If the Company does not intend to process a proposal in accordance with the BCBCA, as further described above, the Company must, within 21 days after the proposal is received by our registered office, send to the submitter: (a) written notice of the Company’s decision in relation to the proposal; and (b) a written explanation as to the Company’s reasons for its decision. The submitter may apply to the court for a review of the Company’s decision. The court may restrain the holding of the annual general meeting in relation to which the proposal is made and may, if it determines that the Company did not have proper grounds to refuse to process the proposal, make any order it considers appropriate.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of SVS held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Other than as set forth in this Proxy Statement, no person who has been a director or senior officer of the Company at any time since the beginning of the last financial year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Other than as set forth in this Proxy Statement, no director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set out below, or otherwise disclosed in this Proxy Statement, no informed person, no director of the Company and no associate or affiliate of any informed person or director has any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

MP Illinois

The Company maintains a contractual relationship with entities that are wholly owned by MP Illinois, a single-member LLC owned by Mr. Rosen, a former officer and director of the Company. The Company holds a nominee agreement whereby the Company receives a 100% beneficial (but not legal) interest in each of Harborside Illinois Grown Medicine, Inc., the holder of a dispensary license in Illinois, and IL Grown Medicine, LLC, the holder of a cultivation license in Illinois.

LI Lending LLC

Linchpin Investors LLC (“Linchpin”), a subsidiary of the Company, and LI Lending LLC (“LI Lending”) entered into a Construction Loan Agreement dated May 10, 2019, as amended, whereby Linchpin received an up-to $45 million loan from LI Lending. Mr. Gontmakher, the CEO of the Company, and Roman Tkachenko, a director of the Company, each hold a 14.28% ownership interest in LI Lending. Additionally, Mr. Tkachenko is a managing member of LI Lending. LI Lending has advanced $45 million to the Company under the Construction Loan Agreement to be used for the acquisition and development of real estate to be used for cannabis operations. The loan matures in May 2024 and bears interest at 10.25%, payable monthly in cash. Upon maturity, an exit fee of $9 million is payable, for a total payable at maturity of $54 million. For further details, see “Certain Relationships And Related Party Transactions – Reportable Transactions”.

ADDITIONAL INFORMATION AVAILABLE

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the SEC and by the Canadian Securities Administrators under National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer, we may furnish our proxy statement and annual report to shareholders of record by providing access to those documents via the Internet instead of mailing printed copies. The notice you received regarding the Internet availability of our Proxy Materials (the “Notice”) provides instructions on how to access our Proxy Materials and cast your vote via the Internet, by telephone or by mail.

Shareholders’ access to our Proxy Materials via the Internet is more environmentally friendly as it will help reduce paper use and will also reduce the cost of printing and mailing the Proxy Materials to Shareholders. If you would like to receive a paper or email copy of our Proxy Materials, you should follow the instructions in the Notice for requesting those materials.

Websites Where Proxy Materials Are Posted

Proxy Materials can be viewed online under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com or at www.alliancetrust.ca/shareholders/, the website for the Proxy Materials maintained by Alliance Trust Company. The Proxy Materials will remain posted on Alliance Trust Company’s website at least until the date that is one year after the date the Proxy Materials were posted.

How to Obtain Paper Copies of the Proxy Materials

Shareholders may request paper copies of the proxy materials be sent to them by postal delivery at no cost to them. Requests may be made up to one year from the date the proxy materials are posted on the website of Alliance Trust Company. Any Shareholder who wishes to receive a paper copy of the Proxy Material must contact the Company’s registrar and transfer agent, Alliance Trust Company, at #1010, 407 – 2nd Street SW, Calgary, Alberta, T2P 2Y3 or by phone at (403) 237- 6111 or by email by emailing inquiries@alliancetrust.ca. In order to ensure that a paper copy of the Proxy Material can be delivered to a requesting Shareholder in time for such Shareholder to review the Proxy Material and return a form of proxy or voting instruction form prior to the proxy deadline, it is strongly suggested that a Shareholder ensure their request is received no later than ten (10) business days in advance of the return time set out in the voting instruction form and/or form of proxy, as applicable.

The Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice. Additional information about the Company and its consolidated financial statements are also available under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the shareholders properly come before the Meeting or any adjournment thereof, the enclosed proxy confers upon the persons named in and entitled to vote the shares represented by such proxy discretionary authority to vote the shares represented by such proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed proxy also may, if it is deemed advisable, vote such proxy to adjourn the Meeting from time to time.

Please sign, date and return promptly the enclosed proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Kathi Lentzsch

Kathi Lentzsch
Chair

Phoenix, Arizona

October 29, 2021

SCHEDULE A

4FRONT VENTURES CORP.

AUDIT COMMITTEE CHARTER

1.	PURPOSE & OBJECTIVES OF THE COMMITTEE

•	The Audit Committee (“Committee”) is a committee of the Board of Directors (the “Board”) of 4Front Ventures Corp. (“4Front”).

•

The main objective and role of the Committee is to assist the Board in discharging its responsibility to exercise due care, diligence and skill in relation to 4Front and its subsidiaries in relation to:

•	Financial Reporting

•	Application of accounting policies;

•	Management reports;

•	Semi-annual and annual reports;

•	Financial management;

•	Audit Functions and Coverage

•	Internal (including internally sourced and outsourced); and

•	External.

2.	MEMBERSHIP OF THE COMMITTEE

•	The Committee shall be comprised of a minimum of three Directors, appointed by the Board, a majority of which shall be independent under applicable securities legislation.

•	All members of the Committee shall be “financially literate” within the meaning of National Instrument 52-110—Audit Committees.

•	The Board shall appoint a chair of the Committee (“Chair”) from the independent members of the Committee.

3.	MEETINGS OF THE COMMITTEE

•	Meetings shall be held not less than three times a year, having regard to 4Front’s semi-annual and annual reporting and audit cycle including timing of Board meetings.

•	Any member of the Committee, the CEO, the Chief Financial Officer (“CFO”) or the external auditors may request a meeting at any time they consider it necessary.

•	A quorum for a meeting of the Committee shall be three members.

•

The Committee may have in attendance such members of management, including the CFO, and such other persons, including the internal and external auditors, as it considers necessary to provide appropriate information and explanations.

•	All Directors who are not members of the Committee shall be entitled to attend meetings of the Committee only at the invitation of the Committee.

•	The CEO shall not attend those meetings which the Committee chooses to hold without any of the executives present.

•	Reasonable notice of meetings and the business to be conducted shall be given to the members of the Committee, all other members of the Board, the CEO the CFO and the internal and external auditors.

•	Minutes of all meetings shall be kept by the Board secretary.

4.	RESPONSIBILITIES OF THE COMMITTEE

The Committee has oversight responsibility in two areas:

•	Financial Reporting

•	Audit Functions and Coverage

4.1	Financial Reporting

The Committee has responsibility for:

•	Ensuring that 4Front retains accurate financial and accounting records.

•

Obtaining from the CEO and the CFO a formal statement that 4Front’s financial reports present a true and fair view, in all material respects, and 4Front’s financial condition and operational results are in accordance with applicable accounting standards.

•	Reviewing the interim and annual financial statements and reports.

•

Oversight of compliance and statutory responsibilities relating to financial regulations and guidelines and rules of the Canadian Securities Exchange, or such other stock exchange 4Front’s shares principally trade on.

•	Reviewing financial information prior to its public dissemination.

•	Reviewing 4Front’s accounting policies and reporting requirements to ensure accuracy and timeliness and the inclusion of appropriate disclosures.

•	Considering matters which might be raised by shareholders at 4Front’s annual meeting of shareholders.

4.2	Audit Functions and Coverage

The Committee has responsibility for:

•	Recommending the appointment and removal of the internal and the external auditors, their fees and the terms of their engagement.

•	Direct communication with and unrestricted access to the external and internal auditors and accountants.

•

Review of the annual audit plans and fees with the internal and the external auditors ensuring coordination and appropriate reliance placed by the external auditors on the work undertaken by internal audit.

•	Monitoring and reviewing the external and internal auditing practices.

•	With respect to services provided by the external auditor:

•	Ensuring the rotation of the external auditor or lead audit partner and peer review partner at least every five years with suitable succession planning.

•	The external auditors are authorised to provide the following types of services:

•	Statutory and other audits.

•	Treasury management.

•	The external auditors will not provide the following types of services:

•	Management consultancy and, in particular, the selection and implementation of technology solutions integrated with the financial information systems.

•	Information and other business risk assurance, including forensic.

•	Outsourcing of internal audit.

•	Purchase and vendor due diligence in M&A, including advice on tax deal structures.

•	Valuation which will then be subject of their audit.

•	Book-keeping services (excluding advice on the statutory accounts).

•	Tax compliance and advisory.

•	Any other advisory services unrelated to the statutory audit required from our external auditors must be first approved by the CFO and if over $20,000 be approved by the Board.

•	Total non-audit fees to be regularly monitored by the Board.

•	With respect to the internal audit function and coverage:

•	This will be determined by management based on the risk management framework as modified from time to time.

•	Management will determine and report on the resources to be deployed from internal and external sources.

•	Obtaining confirmation as to the adequacy of the internal controls.

•	Receiving reports from completed audits and ensuring that recommendations are agreed, including actions and timelines, with management.

•	Reviewing annually the effectiveness of the internal audit function.

•	Approving the annual internal audit plan.

•	Monitoring the implementation of recommendations made by external and internal auditors’ actions agreed to be implemented by management.

•	Ensuring that reports issued by auditors to management are tabled at Board Meetings together with management’s response.

4.3	Internal Controls

The Committee has responsibility for:

•	Reviewing whether management’s approach to maintaining an effective internal control framework is sound and effective.

•	Ensuring that the external auditors discuss with the Committee any event or matter which suggests the possibility of fraud, illegal acts or deficiencies in internal controls.

•	Reviewing whether management has in place relevant policies and procedures, and that these are periodically reviewed and updated.

•	Obtaining from the CEO and the CFO a written statement that:

•

The statement given to the Audit Committee in respect of 4Front’s financial reports presenting a true and fair view, in all material respects, and 4Front’s financial condition and operational results are in accordance with applicable accounting standards (by the CEO and the CFO) is founded on a sound system of internal compliance and control which implements the policies adopted by the Board; and

•	4Front’s internal compliance and control systems are operating efficiently and effectively in all material respects.

•

Ensuring that 4Front maintains appropriate business continuity, material damage and liability insurance covers to ensure that the earnings of the business are well protected from adverse circumstances.

•	Reviewing 4Front’s Code of Business Conduct and Ethics, compliance with the law with respect to financial matters and other relevant legislation under applicable Canadian corporate and securities law.

•	Review of the frequency and significance of all transactions between 4Front and related parties and assessment of their propriety.

5.	ACCESS AND AUTHORITY

•	The Committee is authorised by the Board to investigate any activity within its terms of reference as set out in Section 4 of this Charter.

•	The Committee is authorised to seek any information it requires from any employee and all employees will be directed to co-operate with any request made by the Committee.

•

The Committee is authorised by the Board to obtain, at the expense of 4Front, such outside legal or other independent professional advice, and to arrange for the attendance at meetings, at the expense of 4Front, of outside parties with relevant experience and expertise, as it considers necessary to carry out its responsibilities.

6.	ACCOUNTABILITY AND REPORTING

•	The Committee shall ensure that processes are in place and that those processes are monitored so that the Board is properly and regularly informed and updated on corporate financial matters.

•	The Committee shall maintain direct lines of communication with the external auditors, the CEO, the CFO, and the internal auditors and with management generally.

•

Management are required to immediately notify the Committee of any material breakdown in internal controls and any event of fraud or malpractice. Should a material breakdown in internal control be uncovered by the internal auditor or external auditor, management and the internal auditor or external auditor are immediately required to inform the Committee.

•	Any reporting of a material breakdown in internal control and any event of fraud or malpractice must also be accompanied with management’s proposed corrective actions.

•	The Committee shall be provided with copies of all letters between the internal and external auditors and management.

•	After each Committee meeting, the Chair shall report the Committee’s findings and recommendations to the Board.

•	The minutes of all Committee meetings shall be circulated to members and the Board, the CFO and the external auditors.

•	The Chair shall present an annual report to the Board summarizing the Committee’s activities during the year and any related significant results and findings.

REVIEW OF THE COMMITTEE AND CHARTER

At least once a year the Committee will undertake a self-review and report on the effectiveness of the Audit Committee to the full Board. The Board will review both this Charter and the Committee’s performance against this Charter annually.

Membership of the Committee will be reviewed each year after the annual meeting and at other times as necessary.

4FRONT VENTURES CORP.

FORM OF PROXY

FOR SUBORDINATE VOTING SHARES

This form of proxy is solicited by management (“Management”) and will be used at the annual general meeting (the “Meeting”) of the holders (the “Shareholders”) of subordinate voting shares (“Subordinate Voting Shares”) and multiple voting shares of 4Front Ventures Corp. (the “Company”) to be held at the offices of the Company at 5060 N. 40th Street, Suite 120, Phoenix, Arizona 85018, on December 7, 2021 at 8:00 a.m. Mountain Standard Time / 10:00 a.m. Eastern Standard Time and any and all adjournments and postponements thereof.

The undersigned holder of Subordinate Voting Shares, hereby appoints Kathi Lentzsch, Chair of the board of directors of the Company, or failing her, Joe Feltham, the Chief Operating Officer of the Company, or instead of either of them, ___________________________ of __________________________ as proxyholder, with power of substitution, to attend and vote for and act on behalf of the undersigned at the Meeting, and at any poll(s) which may take place in consequence thereof, with the same powers that the undersigned would have if the undersigned were present at the Meeting, and without limiting the foregoing, the said proxy is hereby instructed to vote at the said Meeting as follows:

MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY BOLDED TEXT

1.	to set the number of directors of the Company at six (6)	) )	☐ FOR ☐ AGAINST

2.	to elect the nominees proposed by Management in the management information circular of the Company dated October 28, 2021 (the “Circular”) as directors of the Company for the ensuing year
	i) David Daily	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	ii) Leonid Gontmakher	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	iii) Chetan Gulati	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	iv) Kathi Lentzsch	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	v) Eric Rey	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	vi) Roman Tkachenko	) )	☐ FOR ☐ WITHHOLD FROM VOTING

3.	to appoint Davidson & Company LLP as auditor of the Company for the ensuing year and to authorize the directors to fix their remuneration	) )	☐ FOR ☐ WITHHOLD FROM VOTING

[Remainder of page intentionally left blank]

The undersigned hereby revokes any proxies previously given for the Meeting referred to herein.

Dated this              day of                     , 2021.

Name of Shareholder (Please Print)

Signature of Shareholder

Number of Subordinate Voting Shares being voted

Notes:

(1) THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.

(2) THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE CIRCULAR PRIOR TO VOTING.

(1) All Subordinate Voting Shares represented by properly executed and deposited proxies will be voted or withheld from voting in accordance with your instructions contained herein. Unless otherwise indicated, the persons named above, if appointed as proxyholder, will vote ‘FOR’ each of the above matters. If any amendments or variations to matters identified in the notice of meeting are proposed at the Meeting, or if any other business properly comes before the Meeting, discretionary authority is hereby conferred with respect thereto.

(2) Each registered Shareholder or an intermediary holding shares on behalf of a registered Shareholder has the right to appoint a person or company, who need not be a Shareholder of the Company, to attend and to act for him or her and on his or her behalf at the Meeting or any adjournment or postponement thereof, other than the persons designated above. To exercise such rights, the names of the persons designated by Management to act should be crossed out and the name of the Shareholder’s or intermediary’s nominee should be legibly printed in the blank space provided.

(3) To be valid, this proxy must be dated and must be executed by the Shareholder or his or her attorney authorized in writing or, if the Shareholder is a body corporate, under its corporate seal or by an officer or attorney thereof duly authorized. A notarized copy of such authorization should accompany this proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the proxy is not dated, it shall be deemed to bear the date on which it was mailed to the Shareholder by the Company.

(4) To be effective, this proxy must be deposited at the office of the Company’s agent, Alliance Trust Company, 1010, 407 – 2nd Street S.W., Calgary, Alberta, T2P 2Y3, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. This proxy may also be voted via the internet at www.alliancetrust.ca/shareholders. You should have this form of proxy in hand when you access the website as you will be prompted to enter your control number. You can also fax your proxy to fax: +1 403-237-6181 In order to be valid, proxies voted via the internet or by fax must be received not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof.

2

4FRONT VENTURES CORP.

FORM OF PROXY

FOR MULTIPLE VOTING SHARES

This form of proxy is solicited by management (“Management”) and will be used at the annual general meeting (the “Meeting”) of the holders (the “Shareholders”) of subordinate voting shares (“Subordinate Voting Shares”) and multiple voting shares of 4Front Ventures Corp. (the “Company”) to be held at the offices of the Company at 5060 N. 40th Street, Suite 120, Phoenix, Arizona 85018, on December 7, 2021 at 8:00 a.m. Mountain Standard Time / 10:00 a.m. Eastern Standard Time and any and all adjournments and postponements thereof.

The undersigned holder of Multiple Voting Shares, hereby appoints Kathi Lentzsch, Chair of the board of directors of the Company, or failing her, Joe Feltham, the Chief Operating Officer of the Company, or instead of either of them, ___________________________ of __________________________ as proxyholder, with power of substitution, to attend and vote for and act on behalf of the undersigned at the Meeting, and at any poll(s) which may take place in consequence thereof, with the same powers that the undersigned would have if the undersigned were present at the Meeting, and without limiting the foregoing, the said proxy is hereby instructed to vote at the said Meeting as follows:

MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY BOLDED TEXT

1.	to set the number of directors of the Company at six (6)	) )	☐ FOR ☐ AGAINST

2.	to elect the nominees proposed by Management in the management information circular of the Company dated October 28, 2021 (the “Circular”) as directors of the Company for the ensuing year
	i) David Daily	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	ii) Leonid Gontmakher	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	iii) Chetan Gulati	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	iv) Kathi Lentzsch	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	v) Eric Rey	) )	☐ FOR ☐ WITHHOLD FROM VOTING
	vi) Roman Tkachenko	) )	☐ FOR ☐ WITHHOLD FROM VOTING

3.	to appoint Davidson & Company LLP as auditor of the Company for the ensuing year and to authorize the directors to fix their remuneration	) )	☐ FOR ☐ WITHHOLD FROM VOTING

[Remainder of page intentionally left blank]

The undersigned hereby revokes any proxies previously given for the Meeting referred to herein.

Dated this              day of                     , 2021.

Name of Shareholder (Please Print)

Signature of Shareholder

Number of Multiple Voting Shares being voted

Notes:

(1) THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.

(2) THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE CIRCULAR PRIOR TO VOTING.

(1) All Multiple Voting Shares represented by properly executed and deposited proxies will be voted or withheld from voting in accordance with your instructions contained herein. Unless otherwise indicated, the persons named above, if appointed as proxyholder, will vote ‘FOR’ each of the above matters. If any amendments or variations to matters identified in the notice of meeting are proposed at the Meeting, or if any other business properly comes before the Meeting, discretionary authority is hereby conferred with respect thereto.

(2) Each registered Shareholder or an intermediary holding shares on behalf of a registered Shareholder has the right to appoint a person or company, who need not be a Shareholder of the Company, to attend and to act for him or her and on his or her behalf at the Meeting or any adjournment or postponement thereof, other than the persons designated above. To exercise such rights, the names of the persons designated by Management to act should be crossed out and the name of the Shareholder’s or intermediary’s nominee should be legibly printed in the blank space provided.

(3) To be valid, this proxy must be dated and must be executed by the Shareholder or his or her attorney authorized in writing or, if the Shareholder is a body corporate, under its corporate seal or by an officer or attorney thereof duly authorized. A notarized copy of such authorization should accompany this proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the proxy is not dated, it shall be deemed to bear the date on which it was mailed to the Shareholder by the Company.

(4) To be effective, this proxy must be deposited at the office of the Company’s agent, Alliance Trust Company, 1010, 407 – 2nd Street S.W., Calgary, Alberta, T2P 2Y3, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. This proxy may also be voted via the internet at www.alliancetrust.ca/shareholders. You should have this form of proxy in hand when you access the website as you will be prompted to enter your control number. You can also fax your proxy to fax: +1 403-237-6181 In order to be valid, proxies voted via the internet or by fax must be received not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof.

2